UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

March 23, 2007
____________________________

IPORUSSIA, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-51076 (Commission File Number)	936A Beachland Boulevard, Suite 13 Vero Beach, FL 32963	38-3649127 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(772) 231-7544
(Registrant's telephone number, including area code)

12 Tompkins Avenue
Jericho, New York 11753
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for the historical and factual information contained herein, the matters set forth in this filing, including statements identified by words such as “may,” will,” “expect,” “should,” “anticipate,” “estimate,” “believe,” “intend,” or “project,” or the negative of these words or other variations on these words or comparable terminology, are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of IPORUSSIA, Inc. (“IPOR”) or the benefits of the proposed transaction to be materially different from any future results, benefits, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, satisfaction of closing conditions to the transaction. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Report. IPOR assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Item 1.01 Entry into Material Agreement.

On March 23, 2007, IPORUSSIA, INC., a Delaware corporation (“IPOR”) and KI Equity Partners VI, LLC, a Delaware limited liability company ("KI Equity"), completed and closed the transactions under a Securities Purchase Agreement ("Purchase Agreement") dated March 8, 2007 by and among IPOR and KI Equity. Pursuant to the Purchase Agreement, effective March 23, 2007 (the “Closing”), IPOR sold to KI Equity, and KI Equity purchased from IPOR, 65,789,474 shares of IPOR’s common stock (“Shares”) for a purchase price of $625,000 (“Purchase Price”), or approximately $0.0095 per share.

A copy of the Purchase Agreement is included as Exhibit 2.1 to IPOR’s Current Report dated March 8, 2007 and filed with the SEC on March 9, 2007 and is incorporated herein by this reference. The following description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement. The Purchase Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described in this Current Report, the Purchase Agreement is not intended to be a source of factual, business or operational information about the parties.

The Purchase Agreement contains representations and warranties that IPOR and KI Equity made to each other as of the date of the Purchase Agreement and as of the Closing, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for the purposes of the contract between KI Equity and IPOR and are subject to important qualifications and limitations agreed to by KI Equity and IPOR in connection with negotiating the Purchase Agreement. Accordingly, investors should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date since they are modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk between KI Equity and IPOR rather than establishing matters as facts.

The issuance of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof. As such, the Shares may not be offered or sold unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering the Shares has been or is expected to be filed with the United States Securities and Exchange Commission (“SEC” or “Commission”) or with any state securities commission in connection with the issuance of the Shares. However, IPOR has granted certain demand and piggyback registration rights to KI Equity with respect to the Shares. At the Closing, IPOR and KI Equity executed a registration rights agreement (“Registration Rights Agreement”) granting the foregoing registration rights.

A copy of the Registration Rights Agreement is included as Exhibit 2.2 to this Current Report and is incorporated herein by this reference. All references to the Registration Rights Agreement are qualified, in their entirety, by the text of such exhibit.

IPOR is presently authorized under its Certificate of Incorporation to issue 100,000,000 shares of common stock, $0.0001 par value per share, and 1,000,000 shares of preferred stock, $0.0001 par value per share. There are no shares of preferred stock outstanding. Following the issuance of the Shares to KI Equity under the Purchase Agreement, there are 81,533,966 shares of IPOR’s common stock outstanding, of which KI Equity owns 65,789,474 shares, or approximately 80.7% of IPOR’s common stock outstanding.

Prior to the Closing, Vladimir F. Kuznetsov, IPOR’s former President, CEO and director (“Kuznetsov”), Mark R. Suroff, IPOR’s former Executive Vice President, Secretary and Treasurer (“Mark R. Suroff”), the estate of Leonard W. Suroff, IPOR’s former Executive Vice President, Secretary, Treasurer and director (“Suroff”), and Richard Bernstein, IPOR’s former director (“Bernstein”) (individually, a “Principal” and collectively, the “Principals”) agreed to terminate any and all agreements and contracts with IPOR and its affiliated companies including, without limitation, any employment, consulting and stock option agreements, and to irrevocably release IPOR from any and all debts, liabilities and obligations, all pursuant to the terms and conditions of certain release agreements (“Release Agreement”) executed by the parties. As part of the Release Agreements, Kuznetsov, Suroff and Bernstein each canceled options to purchase 500,000 shares of IPOR’s common stock. Following the cancellation of these options, there were no options issued or outstanding.

Prior to the Closing, Kuznetsov, Mark R. Suroff and Bernstein (collectively, the “Indemnitors”) also agreed to indemnify and hold IPOR harmless from all liabilities and obligations related to the period prior to Closing, pursuant to the terms and conditions of a certain indemnity agreement (“Indemnity Agreement”) executed by the parties. Pursuant to the Indemnity Agreement, IPOR will pay the Indemnitors a cash payment in the amount of $50,000 in the aggregate for their agreement to indemnify IPOR. The parties have agreed that the $50,000 payable under the Indemnity Agreement will be held in escrow for up to 90 days following the Closing to cover any indemnity claims.

A copy of the Release Agreements is included as Exhibits 2.3, 2.4, 2.5 and 2.6 to this Current Report and is incorporated herein by this reference. All references to the Release Agreements are qualified, in their entirety, by the text of such exhibits.

A copy of the Indemnity Agreement is included as Exhibit 2.7 to this Current Report and is incorporated herein by this reference. All references to the Indemnity Agreement are qualified, in their entirety, by the text of such exhibit.

Effective as of the Closing, IPOR’s then current directors appointed Kevin R. Keating as a director, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer of IPOR. Following such appointments and effective as of the Closing, IPOR’s then current officers and directors resigned. Accordingly, effective as of the Closing, in accordance with the provisions of the Purchase Agreement, a change of a majority of IPOR’s directors occurred.

In compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and Rule 14f-1 promulgated under the Exchange Act, on March 12, 2007, IPOR filed with the SEC, and mailed to its stockholders of record as of March 8, 2007, the information statement required by Section 14(f) and Rule 14f-1 disclosing the change of a majority of IPOR’s directors (otherwise than at a meeting of IPOR’s stockholders).

IPOR is a "shell company" as such term is defined in Rule 12b-2 under the Exchange Act. Following the Closing, IPOR will have nominal assets and its sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction could be negotiated and completed pursuant to which IPOR would acquire a target company with an operating business with the intent of continuing the acquired company’s business as a publicly held entity.

Any additional information concerning Kevin R. Keating, who will serve as IPOR’s sole officer and director following the Closing, is included in Item 5.02, which is incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities.

See Item 1.01, which is incorporated herein by reference.

Item 5.01  Changes in Control of Registrant.

See Items 1.01 and 5.02, which are incorporated herein by reference.

Effective as of the Closing, IPOR’s then current directors appointed Kevin R. Keating as a director, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer of IPOR. Following such appointments and effective as of the Closing, IPOR’s then current officers and directors resigned. Accordingly, effective as of the Closing, in accordance with the provisions of the Purchase Agreement, a change of a majority of IPOR’s directors occurred.

In compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and Rule 14f-1 promulgated under the Exchange Act, on March 12, 2007, IPOR filed with the SEC, and mailed to its stockholders of record as of March 8, 2007, the information statement required by Section 14(f) and Rule 14f-1 disclosing the change of a majority of IPOR’s directors (otherwise than at a meeting of IPOR’s stockholders).

Other than the transactions and agreements disclosed in this Current Report, IPOR knows of no other arrangements which may result in a change in control of IPOR.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Items 1.01 and 5.01, which are incorporated herein by reference.

Effective as of the Closing, the following persons resigned the officer and director positions set forth next to their respective names. These resignations were not as a result of any disagreement between IPOR and any of the resigning officers or directors.

Name	Age	Position
Vladimir F. Kuznetsov	57	President, CEO and Director

Mark R. Suroff	33	Executive Vice President, Secretary and Treasurer

Richard Bernstein	64	Director

Effective as of the Closing, Kevin R. Keating was appointed as the sole director, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer of IPOR.

 Kevin R. Keating, 66 years old, is the managing member of Vero Management, LLC, which provides administrative and financial consulting services for micro-cap public companies.  For more than 40 years, he has been engaged in various aspects of the investment business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965.  From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. From 1982 through 2006, he was associated with a variety of securities firms as a registered representative servicing the needs of high net worth individual investors. Additionally, Mr. Keating currently serves as director on the boards of Catalyst Lighting Group, Inc., 99 Cent Stuff, Inc., Blue Holdings, Inc., People’s Liberation, Inc., DigitalFX International, Inc., Frezer, Inc. and QuikByte Software, Inc. He is also the sole officer and director of Wentworth II, Inc., Wentworth IV, Inc. and Wentworth V, Inc., all of which are publicly-reporting, non-trading blank check companies.

Kevin R. Keating is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity.

Item 8.01 Other Events

Other Information

PLAN OF OPERATIONS

IPOR is a "shell company" as such term is defined in Rule 12b-2 under the Exchange Act. Following the Closing, IPOR will have nominal assets and its sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction could be negotiated and completed pursuant to which IPOR would acquire a target company with an operating business with the intent of continuing the acquired company’s business as a publicly held entity.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding IPOR’s common stock beneficially owned on March 23, 2007, for (i) each stockholder known to be the beneficial owner of 5% or more of IPOR’s outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, after giving effect to the transactions under by the Purchase Agreement and the cancellation of the stock options by Messrs. Kuznetsov, Suroff and Bernstein, as discussed above in Item 1.01. As of the date of this Current Report, IPOR has 81,533,966 shares of common stock outstanding.

Name	Number of Shares Beneficially Owned	Percent of Shares
Kevin R. Keating (1) 936A Beachland Boulevard, Suite 13 Vero Beach, Florida 32963	0	0%

KI Equity Partners VI, LLC (2) c/o Timothy J. Keating, Manager 5251 DTC Parkway, Suite 1090 Greenwood Village, Colorado 80111	65,789,474	80.7%

All Executive Officers and Directors as a group (1)	0	0%

(1)	Kevin R. Keating is not affiliated with and has no equity interest in KI Equity and disclaims any beneficial interest in the shares of IPOR’s common stock owned by KI Equity.

(2)	Timothy J. Keating is the manager of KI Equity and exercises sole voting and investment control over such shares. KI Equity is not owned by or affiliated with Kevin R. Keating.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Kevin R. Keating, is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity, which is the majority stockholder of IPOR. Keating Investments, LLC is also the managing member and sole owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KI Equity or Keating Securities, LLC and disclaims any beneficial interest in the shares of IPOR’s common stock owned by KI Equity.

Certain conflicts of interest exist and may continue to exist between IPOR and its sole officer and director due to the fact that Kevin R. Keating has other business interests to which he devotes his primary attention. Kevin R. Keating may continue to do so notwithstanding the fact that management time should be devoted to the business of IPOR.

Certain conflicts of interest may exist between IPOR and its management, and conflicts may develop in the future. IPOR has not established policies or procedures for the resolution of current or potential conflicts of interests between IPOR, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of IPOR, and conflicts of interest may arise that can be resolved only through the exercise by management of their best judgment as may be consistent with their fiduciary duties, but there may be times when an acquisition opportunity is given to another entity to the disadvantage of IPOR’s stockholders and for which there will be no recourse. IPOR may also engage advisors to assist it in seeking and identifying acquisition opportunities, and it is possible that Keating Securities, LLC, an affiliate of Keating Investments, LLC, the managing member of KI Equity, may be engaged to act as a financial advisor in connection with the reverse merger transaction for which it may earn a cash and/or equity fee.

As of the date of this Current Report, IPOR has not entered into any agreements to compensate, nor has it paid any compensation to, Kevin R. Keating for any services rendered or to be rendered by him as an officer of IPOR. However, it is expected that Kevin R. Keating will be compensated for his services rendered and to be rendered to IPOR, and that Kevin R. Keating may determine, or participate in the determination of, such compensation.

Other than the above transactions or otherwise set forth in this Current Report or in any reports filed by IPOR with the SEC, IPOR has not entered into any material transactions with any director, executive officer, and nominee for director, beneficial owner of five percent or more of its common stock, or family members of such persons. IPOR is not a subsidiary of any company.

OTHER AVAILABLE INFORMATION

IPOR is subject to the informational requirements of the Exchange Act and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC’s website at http://www.sec.gov.

On March 22, 2007, IPOR filed with the SEC its Annual Report on Form 10-KSB for the year ended December 31, 2006. Investors in IPOR’s common stock are urged to read this Annual Report carefully as it contains important information about IPOR including, without limitation, certain risk factors, audited financial statements for the years ended December 31, 2005 and 2006, management discussion and analysis or plan of operations, executive compensation and related party transactions.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.2	Registration Rights Agreement by and between IPORUSSIA, INC. and KI Equity Partners VI, LLC dated March 23, 2007

2.3	Release Agreement by and between IPORUSSIA, INC. and Vladimir Kuznetsov dated March 22, 2007

2.4	Release Agreement by and between IPORUSSIA, INC. and the Estate of Leonard W. Suroff dated March 22, 2007

2.5	Release Agreement by and between IPORUSSIA, INC. and Mark R. Suroff dated March 22, 2007

2.6	Release Agreement by and between IPORUSSIA, INC. and Richard Bernstein dated March 22, 2007

2.7	Indemnity Agreement by and among IPORUSSIA, INC., Vladimir Kuznetsov, Mark R. Suroff and Richard Bernstein dated March 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, IPORUSSIA, INC. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPORUSSIA, INC.

Date: March 26, 2007	By:	/s/ Kevin R. Keating
Kevin R. Keating, CEO and President